May 1, 1998

                 Aggressive Growth Fund/Growth Stock Fund
                                Trend Fund
                                DelCap Fund
                           Small Cap Value Fund
                   Blue Chip Fund/Social Awareness Fund
               Decatur Income Fund/Decatur Total Return Fund
                                 REIT Fund
                         Delaware Fund/Devon Fund
                         International Equity Fund
         Emerging Markets Fund/Global Assets Fund/Global Bond Fund
                              Delchester Fund
                           Strategic Income Fund
                           U.S. Government Fund
                       Limited Term Government Fund
           Income Portfolio/Balanced Portfolio/Growth Portfolio

               Class A Shares/Class B Shares/Class C Shares

           Supplement to the current prospectuses for the above
                             referenced funds

     The following supplements the section Front-End Sales Charge
Class A Shares under Classes of Shares:

     Any financial adviser participating in the SelectSolutions Retirement Plan incentive program who completes and files a SelectSolutions Retirement Plan Application between April 1, 1998 and September 30, 1998 that involves the sale of Class A shares at net asset value may be paid an additional dealers commission of up to 1% (subject to incremental decreases) by the Distributor on sales made during the first six months after the start-up date of the Plan in accordance with the terms of the incentive program.


     The following supplements the section Contingent Deferred
Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange:

     A contingent deferred sales charge of 1% will be imposed on redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) purchased in connection with the SelectSolutions Retirement Plan incentive program, if the redemption is made within 12 months of when a dealer commission was paid to the financial adviser through whom such purchase was effected in connection with the incentive program. The contingent deferred sales charge will be paid to the Distributor and will be calculated in the same manner as a Limited CDSC. This contingent deferred sales charge is in addition to any Limited CDSC that may also be imposed on such redemptions.